CONSENT OF INDEPENDENT AUDITORS




We consent to the reference made to our firm under the caption "Auditors" in the Statement of Additional Information and to the use of our report on PaineWebber S&P 500 Index Fund dated October 9, 1997, in this Registration Statement (Form N-1A No. 333-27917) of PaineWebber Index Trust.



                                        /s/ Ernst & Young LLP
                                        -----------------------------------
                                        ERNST & YOUNG LLP

New York, New York
October 13, 1997